UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 26, 2006


                          GULF ISLAND FABRICATION, INC.
             (Exact name of registrant as specified in its charter)


      Louisiana                        0-22303               72-1147390
(State or other jurisdiction         (Commission           (IRS Employer
  of incorporation)                  File Number)        Identification No.)


                                583 Thompson Road
                             Houma, Louisiana 70363
               (Address of principal executive offices)(Zip Code)



                                 (985) 872-2100
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

     On July 26, 2006, Gulf Island Fabrication, Inc. issued a press release announcing second quarter 2006 earnings. A copy of the press release is attached as Exhibit 99.1.


Item 9.01    Financial Statements and Exhibits.

         (c) Exhibits

                  The following exhibit is filed herewith:

                  Exhibit No.               Description
                  ----------                -----------
                    99.1                    Press Release dated July 26, 2006




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



GULF ISLAND FABRICATION, INC.                By: /s/ Joseph P. Gallagher, III
                                             --------------------------------
                                                Joseph P. Gallagher, III
                                                Vice President - Finance,
                                                 Chief Financial Officer
                                                      and Treasurer
                                              (Principal Financial Officer
                                              and Duly Authorized Officer)



Dated:  July 26, 2006